Page 13 of 15 Pages

                                    EXHIBIT B

                             JOINT FILING AGREEMENT

     The undersigned hereby agree that the statement on Schedule 13G with respect to the common stock of Genesis Microchip Inc., dated as of February 13, 2002, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Date:  February 13, 2002                       ANDOR CAPITAL MANAGEMENT, L.L.C.



                                               By: /s/ Michael C. Neus
                                                   -----------------------------
                                                   Name:  Michael C. Neus
                                                   Title: Chief General Counsel
                                                          and Principal


Date:  February 13, 2002                       ANDOR CAPITAL MANAGEMENT, INC.



                                               By: /s/ Michael C. Neus
                                                   -----------------------------
                                                   Name:  Michael C. Neus
                                                   Title: Secretary


Date:  February 13, 2002                       DANIEL C. BENTON


                                               By: /s/ Michael C. Neus
                                                   ----------------------------
                                                   Name:  Michael C. Neus
                                                   Title: Attorney-in-Fact


Date:  February 13, 2002                       CHRISTOPHER M. JAMES


                                               By: /s/ Michael C. Neus
                                                   -----------------------------
                                                   Name:  Michael C. Neus
                                                   Title: Attorney-in-Fact